                ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                -------------------------------------------------

     This Eleventh Amendment to Loan and Security Agreement (the "Eleventh
Amendment") is made as of March 1, 2005 by and between TransPro, Inc.
("TransPro"), Ready Aire, Inc. ("RA"), GO/DAN Industries, Inc. ("GO/DAN";
together with TransPro and RA, the "Borrowers"), G&O Manufacturing Company, Inc.
("G&O"), GO/DAN de Mexico, SA de C.V. ("GO/DAN Mexico") and Radiadores GDI, SA
de C.V. ("Radiadores"; together with GO/DAN Mexico, the "Obligors") and CONGRESS
FINANCIAL CORPORATION (NEW ENGLAND), as lender (the "Lender").

     WHEREAS, the Lender, Borrowers and G&O are parties to that certain Loan and
Security Agreement dated as of January 4, 2001, as amended (the "Loan
Agreement");

     WHEREAS, TransPro owns all of the issued and outstanding common stock of
G&O (collectively, "G&O Stock");

     WHEREAS, Borrowers and G&O have requested that Lender (i) consent to the sale of the Business (as defined in the Acquisition Agreement (hereinafter defined)), which will be effected through the transfer of the G&O Stock and, as a result, will include, without limitation, the real property located at 1420
Ridgeway Avenue, Hinds County, Jackson, Mississippi ("Jackson Real Property"),
to Modine Manufacturing Company ("Modine") pursuant to that certain OEM
Acquisition Agreement dated January 31, 2005 by and between Modine and TransPro
("Acquisition Agreement") and the agreements, documents and instruments entered into and/or delivered in connection therewith (together with the Acquisition
Agreement, the "Acquisition Documents") and (ii) release its liens from the G&O
Stock, the Jackson Real Property and all of G&O's other personal property and assets used in the Business (collectively, the "G&O Collateral");

     WHEREAS, the Lender has agreed to the foregoing subject to the terms and conditions hereof;

     NOW THEREFORE, based on these premises, and in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the
Borrowers, G&O, the Obligors and the Lender hereby agree as follows:

     1. Amendments to Loan Agreement.

          1.1. Deletion of G&O as Borrower from Financing Agreements.

               (a) Upon satisfaction of the conditions precedent set forth herein, (i) G&O shall no longer be a "Borrower" under the Financing Agreements,
(ii) all references to "G&O Division" shall be deleted from the Financing
Agreements, (iii) none of the G&O Collateral shall be deemed to constitute
"Collateral" under the Financing Agreements, (iv) all security interests and other liens granted to or held by Lender in respect of the G&O Collateral as security for the Obligations under the Loan

                                      -1-

Agreement shall be automatically and without further action, satisfied, released and discharged and (v) all obligations of G&O under or in respect of the
Financing Agreements will be deemed to be terminated and discharged in full.

               (b) Lender will, at the Borrowers' sole cost and expense, as promptly as practicable, (a) deliver any Uniform Commercial Code termination statements as are reasonably necessary to terminate, as of record, any financing statements previously filed by Lender in respect of the G&O Collateral and (b)
execute and deliver to the Borrowers such other instruments of release and discharge of the security interests relating to the G&O Collateral as the
Borrowers may reasonably request to effectuate the release and discharge of the security interests relating to the G&O Collateral.

          1.2. Revolving Loans.

               (a) Section 2.1(a)(i) of the Loan Agreement hereby is deleted in its entirety and the following is substituted in lieu thereof:

               "(i) the sum of (A) seventy-eighty and one half percent (78.5%)
          of the Net Amount of Eligible Accounts of GO/DAN to the extent that dilution does not exceed five percent (5%), provided that Lender may reduce such advance rate one percent for each percent by which dilution with respect to GO/DAN's Accounts exceeds five percent (5%)
          plus, (B) seventy-five percent (75%) of the Net Amount of Eligible
          Accounts of Evap plus"

               (b) Section 2.1(a)(ii) of the Loan Agreement hereby is deleted in its entirety and the following is substituted in lieu thereof:

               "(ii) the lesser of: (A) the sum of (1) fifty-one (51%) percent of the Value of Eligible Inventory consisting of finished goods of
          GO/DAN, plus (2) thirty (30%) percent of the Value of Eligible
          Inventory consisting of finished goods of Evap, plus, (3) thirty-five
          (35%) percent of the Value of Eligible Inventory consisting of raw materials of GO/DAN for the finished goods of GO/DAN plus (4)
          twenty-one (21%) percent of the Value of Eligible Inventory consisting of raw materials of Evap for the finished goods of Evap, or (B)
          $35,000,000.00, less"

     2. Consents.

          2.1. Consent to Transfer of Title to Jackson Real Property from
               TransPro to G&O.

     Lender hereby consents to the transfer of title to the Jackson Real
Property from TransPro to G&O prior to the consummation of the Sale (hereinafter defined) provided that (i) G&O assumes TransPro's obligations under that certain
Deed of Trust, Security Agreement and Fixture Filing dated as of January 4, 2001 by TransPro, as amended ("Jackson Mortgage") pursuant to an assignment and assumption instrument satisfactory

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in form and substance to Lender and (ii) by March 31, 2005, in the event that the Sale has not been consummated by such date, G&O shall deliver to Lender a title endorsement, in form and substance satisfactory to Lender, to that certain loan policy of title insurance, issued in connection with the Jackson
Mortgage.

          2.2. Consent to Sale of G&O Stock and Jackson Real Property.

     Subject to the terms and conditions hereof (including, without limitation, prior satisfaction of the conditions precedent set forth herein), Lender hereby consents to the sale of the Business pursuant to the Acquisition Agreement (the
"Sale") provided that on or before the date of the Sale, the Acquisition
Agreement is amended to delete Article IX therefrom (the "Required Amendment").
Lender's agreement to release its liens from the G&O Collateral pursuant to
Section 1.1 hereof shall not be construed as a release of Lender's liens from any other Collateral. None of the Net Proceeds (hereinafter defined) applied to the outstanding Term Loans may be reborrowed once repaid.

     3. Conditions Precedent. The following are conditions precedent to the agreements of the Lender hereunder:

          3.1. payment to Lender in immediately available funds of (i) an amount equal to the net proceeds from the Sale, amounting to no less than $16,000,000, for application to the Obligations in accordance with the Loan Agreement
(collectively, the "Net Proceeds") and (ii) all expenses, including, without limitation, attorneys' fees and disbursements, incurred by the Lender through the date hereof, in accordance with Section 8 hereof;

          3.2. receipt by Lender of this Agreement, duly executed by G&O, the
Borrowers and Obligors;

          3.3. receipt by Lender of copies, executed if applicable, of each of the Acquisition Documents;

          3.4. the closing of the transactions contemplated by the Acquisition
Agreement, as amended by the Required Amendment, shall have occurred in accordance with the terms set forth in the Acquisition Documents (and any other amendments thereto which have been approved by Lender, such approval not to be unreasonably delayed or withheld);

          3.5. receipt by Lender of written notice from Borrowers, which specifies each of the conditions precedent to the Acquisition Agreement waived by TransPro or Modine (if any); and

          3.6. each of the representations and warranties set forth in Section
4.5 hereof is true, accurate and correct as of the date on which the Sale is consummated.

     4. Representations and Warranties. G&O and each Borrower and Obligor jointly and severally represents and warrants to Lender the following, as applicable:

                                      -3-

          4.1. Organization and Qualification. G&O and each of the Borrowers and
Obligors is duly incorporated or formed, as applicable, validly existing, and in good standing under the laws of their respective jurisdictions of incorporation or formation, as applicable. Each Borrower and Obligor is duly qualified to do business and is in good standing as a foreign corporation in all states and jurisdictions in which the failure to be so qualified would have a material adverse effect on the financial condition, business or properties of such
Borrower or Obligor.

          4.2. Power and Authority. G&O and each Borrower and Obligor are duly authorized and empowered to enter, deliver, and perform this Eleventh Amendment.
The execution, delivery, and performance of this Eleventh Amendment have been duly authorized by all necessary corporate action of G&O and each of the
Borrowers and Obligors. The execution, delivery and performance of this Eleventh
Amendment do not and will not (i) require any consent or approval of the shareholders of G&O, the Borrowers or the Obligors; (ii) contravene the charter or by-laws of any of G&O, the Borrowers or Obligor; (iii) violate or cause any
Borrower or Obligor to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to such Borrower or Obligor; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower or Obligor is a party or by which such Borrower's or Obligor's properties may be bound or affected, which breach or default is reasonably likely to have a material adverse effect on the financial condition, business or properties of such
Borrower or Obligor; or (v) result in, or require, the creation or imposition of any lien (other than the liens set forth in Schedule 8.4 to the Loan Agreement)
upon or with respect to any of the properties now owned or hereafter acquired by any Borrower or Obligor.

          4.3. Legally Enforceable Agreement. This Eleventh Amendment is a
legal, valid and binding obligation of G&O and each of the Borrowers and
Obligors and is enforceable against G&O and each of the Borrowers and Obligors in accordance with the terms hereof subject to bankruptcy, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

          4.4. Continuous Nature of Representations and Warranties. Each
Borrower confirms and agrees that, except for the amendments to the Loan
Agreement provided herein and in the other previously executed amendments to the
Loan Agreement, (a) all representations and warranties contained in the Loan
Agreement and in the other Financing Agreements are on the date hereof true and correct in all material respects (except with respect to deviations therefrom permitted under Article 9 of the Loan Agreement), (b) all Information
Certificates delivered in conjunction with the Loan Agreement remain true and correct in all material respects, and (c) it is unconditionally, absolutely, and jointly and severally liable for the punctual and full payment of all
Obligations, including, without limitation, all termination fees under Section
12.1(c) of the Loan Agreement, charges, fees, expenses and costs (including attorneys' fees and expenses) under the Financing Agreements, and that no
Borrower

                                      -4-

has any defenses, counterclaims or setoffs with respect to full, complete and timely payment of all Obligations.

          4.5. Acquisition Documents. Borrowers and G&O represent, warrant, and covenant that (a) Borrowers and G&O have furnished to Lender a true, complete, and accurate copy of each of the Acquisition Documents (together with all amendments, schedules and exhibits thereto), and Borrowers and/or G&O shall promptly furnish to Lender a true, complete, and accurate copy of any amendments to the Acquisition Documents entered into after the date hereof (together with schedules and exhibits thereto) for Lender's review, (b) prior to the closing under the Acquisition Documents, all material conditions precedent to the effectiveness of the Acquisition Documents shall have been satisfied or waived and the Acquisition Documents shall have been duly executed and delivered by
TransPro and Modine, as applicable, and shall be in full force and effect, (c)
no consent, approval, authorization, order, or filing with any governmental agency or body or any other person is required of Borrowers, G&O or Modine for or in connection with the valid and lawful transfer of assets from TransPro to
Modine or in connection with the valid and lawful transfer of assets from G&O to
TransPro, except as set forth in the Acquisition Agreement or for such consents as shall have been obtained by Borrowers and/or G&O prior to the closing thereunder; (d) no liabilities are being assumed by Borrowers pursuant to or in connection with the Sale except pursuant to the terms of the Acquisition
Agreement or as may otherwise be disclosed to and approved by Lender; and (e) no
Default or Event of Default shall exist or have occurred and be continuing on the closing date under the Acquisition Agreement.

     5. Amendment to Acquisition Agreement; License Agreements. Borrowers and
Lender further agree as follows: (a) Borrowers shall not enter into any amendment to the Acquisition Agreement without Lender's prior review provided that Lender's prior approval shall also be required with respect to any amendments to the Acquisition Documents which have or would reasonably be expected to have a material adverse effect on (i) Borrowers' ability to perform and/or pay the Obligations and (ii) the Collateral (with such approval not to be unreasonably delayed or withheld); and (b) to the extent not included in the schedules and exhibits to the Acquisition Documents, Borrowers shall promptly provide Lender with true, complete, and accurate copies of all License
Agreements entered into between G&O and any Borrower(s) in connection with the execution of the Acquisition Agreement, and all such License Agreements shall be in form and substance reasonably satisfactory to Lender.

     6. Acknowledgement of Obligations. Each Obligor, for value received, hereby assents to the Borrowers' and G&O's execution and delivery of this Eleventh
Amendment and to TransPro's execution of the Acquisition Agreement and to the performance by the Borrowers of their respective agreements and obligations hereunder and thereunder. The Borrowers' and G&O's performance and/or consummation of any transaction or matter contemplated under this Eleventh
Amendment and the Acquisition Agreement shall not limit, restrict, extinguish or otherwise impair any of the Obligors' obligations to Lender with respect to the
Financing Agreements, as applicable.

                                      -5-

     7. Confirmation of Liens. Each Borrower and Obligor acknowledges, confirms and agrees that the Financing Agreements, as amended hereby, are effective to grant to Lender duly perfected, valid and enforceable first priority security interests in and liens on the Collateral described therein (other than the G&O
Collateral), except for liens referenced in Sections 8.4 and 9.8 and Schedule
8.4 of the Loan Agreement, and that the locations for such Collateral specified in the Financing Agreements have not changed except as provided herein or as previously disclosed to the Lender. Each Borrower and Obligor further acknowledges and agrees that all Obligations of the Borrowers are and shall be secured by the Collateral, as amended hereby.

     8. Miscellaneous. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreements. Borrowers hereby agree to pay to Lender all reasonable attorney's fees and costs which have been incurred or may in the future be incurred by Lender in connection with the negotiation, preparation, performance and enforcement of this Eleventh Amendment and any other documents and agreements prepared in connection with this Eleventh
Amendment. The Borrowers and Obligors further confirm that no Event of Default or events which with notice or the passage of time or both would constitute an
Event of Default have occurred and are continuing. This Eleventh Amendment shall be deemed to be a Financing Agreement and, together with the other Financing
Agreements, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior dealings, correspondence, conversations or communications between the parties with respect to the subject matter hereof.

                      REST OF PAGE LEFT INTENTIONALLY BLANK

                                      -6-

                          Signature page to Eleventh Amendment to Loan Agreement

     IN WITNESS WHEREOF, the Borrowers, G&O, the Obligors, and the Lender have executed this Eleventh Amendment as of the date first above written, by their respective officers hereunto duly authorized, under seal.

                                           BORROWERS:
                                           ----------

                                           TRANSPRO, INC.

                                           By: Richard A Wisot
                                               ---------------------------------
                                           Title: Vice President, Treasurer,
                                           Secretary and Chief Financial Officer
                                           -------------------------------------

                                           READY AIRE, INC.

                                           By: Richard A. Wisot
                                               ---------------------------------
                                           Title: Vice-President
                                                  ------------------------------

                                           GO/DAN INDUSTRIES, INC.

                                           By: Richard A. Wisot
                                               ---------------------------------
                                           Title: Vice-President
                                                  ------------------------------

                                           G&O:
                                           ----

                                           G&O MANUFACTURING COMPANY, INC.

                                           By: Richard A. Wisot
                                               ---------------------------------
                                           Title: Vice-President
                                                  ------------------------------

                                           OBLIGORS:
                                           ---------

                                           GO/DAN de MEXICO SA de C.V.

                                           By: Richard A. Wisot
                                               ---------------------------------
                                           Title: Vice-President
                                                  ------------------------------

                                      -7-

                          Signature page to Eleventh Amendment to Loan Agreement

                                           RADIADORES GDI, SA de C.V.

                                           By: Richard A. Wisot
                                               ---------------------------------
                                           Title: Vice-President
                                                  ------------------------------

                                           LENDER
                                           ------

                                           CONGRESS FINANCIAL CORPORATION
                                           (NEW ENGLAND)

                                           By: Willis A. Williams
                                               ---------------------------------
                                           Title: Vice President
                                                  ------------------------------

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